INDEPENDENT AUDITORS' CONSENT                                       Exhibit 23.1

We  consent  to the  use in  this  Registration  Statement  of  Savvis  Holdings
Corporation on Form S-1 of our report dated August 12, 1999, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.





/s/ DELOITTE & TOUCHE LLP
    St. Louis, Missouri
    November 12, 1999